Exhibit 10.13

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(c) and Rule 406 of the

Securities Act of 1933, as amended.

FIRST AMENDMENT TO LICENSE AGREEMENT

This is an Amendment, dated as of September 10, 2018 (this “First Amendment”), to the License Agreement dated July 31, 2014 (the “Agreement”), by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and SYNTHORX, INC., a Delaware corporation (“Licensee”).

RECITALS

A. TSRI and Licensee entered into the Agreement and have been operating under the Agreement since its effective date.

B. TSRI and Licensee have determined that it is in the best interest of both TSRI and Licensee to amend the Agreement as set forth in this First Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TSRI and Licensee hereby agree as follows:

1. Amendment of Section 3.2.4 of the Agreement. Section 3.2.4 of the Agreement is hereby amended and replaced in its entirety as follows:

3.2.4 If Licensee proposes to sell or sells any Equity Securities after such time as Licensee has raised at least an aggregate of $[…***…] in gross proceeds in one or more equity financings (inclusive of the gross proceeds raised by Licensee in its Series A Preferred Stock equity financing as of the Effective Date and the gross proceeds of any additional closing of such Series A Preferred Stock equity financing after the Effective Date), in each instance, TSRI and/or its Assignee (defined below) shall have the right, but not the obligation, to purchase for cash up to […***…]. For purposes of this Section 3.2.4, the term “Assignee” means (i) any entity to which TSRI’s pre-emptive rights hereunder have been assigned, or (ii) any entity that is controlled by TSRI. For purposes of this Agreement, the term “Equity Securities” shall mean equity securities of Licensee, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever (including but not limited to debt instruments) that are, or may become, convertible or exchangeable into or exercisable for such equity securities; provided, however, that Equity Securities shall not include (i) shares of Licensee’s common stock (“Common Stock”), options or warrants to subscribe for, purchase or otherwise acquire Common Stock or convertible or exchangeable securities, issued as a dividend or distributed on Licensee’s preferred stock (“Preferred Stock”); (ii) shares of Common Stock, options, warrants

***Confidential Treatment Requested

or convertible or exchangeable securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock; (iii) shares of Common Stock or options issued to Licensee’s employees or directors of, or consultants or advisors to, Licensee or any of its subsidiaries pursuant to Licensee’s equity incentive plans, agreements or arrangements approved by Licensee’s Board of Directors, (iv) shares of Common Stock or convertible or exchangeable securities actually issued upon the exercise of options or warrants or shares of Common Stock actually issued upon the conversion or exchange of convertible or exchangeable securities, in each case provided such issuance is pursuant to the terms of such option, warrant or convertible or exchangeable security; (v) shares of Common Stock, options, warrants or convertible or exchangeable securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by Licensee’s Board of Directors; (vi) shares of Common Stock, options, warrants or convertible or exchangeable securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions, in each case, approved by Licensee’s Board of Directors; (vii) shares of Common Stock, options, warrants or convertible or exchangeable securities issued in connection with acquisitions or business combinations, in each case, approved by Licensee’s Board of Directors; (viii) shares of Common Stock, options, warrants or convertible or exchangeable securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing, customer, vendor, supplier or other similar agreements or strategic transactions entered into for primarily non-equity financing purposes, in each case, approved by Licensee’s Board of Directors. Licensee’s obligations and TSRI’s rights under this Section 3.2.4 shall apply only to sales of Equity Securities consummated before the earlier of […***…].

2. Amendment of Section 4.3 of the Agreement. Section 4.3 of the Agreement is hereby amended and replaced in its entirety as follows:

4.3 Non-Sublicensing Transaction Revenues.

4.3.1 If the Conversion Date occurs prior to the initial public offering of Licensee’s securities, then on the Conversion Date, subject to TSRI’s execution of a reasonable stock issuance agreement and, to the extent requested by Licensee, TSRI’s execution of any voting agreement among Licensee and holders of Preferred Stock, Licensee shall issue to TSRI that number of shares of the most recently issued series of Licensee’s Preferred Stock determined by […***…]; provided, however, that immediately after such issuance, TSRI’s and its Assignee’s(s’) collective equity ownership interest in Licensee (including the shares issued to TSRI on the Conversion Date, all shares previously issued to TSRI pursuant to Section 3.2, and all Equity Securities purchased by TSRI and/or its Assignee pursuant to Section 3.2.4) shall not exceed […***…]% of the Outstanding Shares (as defined in Section 3.2) of Licensee. If the Conversion Date occurs after the initial public offering of Licensee’s securities, then on the Conversion Date, subject to TSRI’s execution of a reasonable stock issuance agreement, Licensee shall issue to TSRI that number of shares of Common Stock determined by […***…]

***Confidential Treatment Requested

[…***…]; provided, however, that immediately after such issuance, TSRI’s and its Assignee’s(s’) collective equity ownership interest in Licensee (including the shares issued to TSRI on the Conversion Date, all shares previously issued to TSRI pursuant to Section 3.2, and all Equity Securities purchased by TSRI and/or its Assignee pursuant to Section 3.4.2) shall not exceed […***…]% of the Outstanding Shares (as defined in Section 3.2) of Licensee.

4.3.2 For purposes of Section 4.3.1, TSRI’s share of Non-Sublicensing Transaction Revenues received prior to the Conversion Date will be determined based on when the applicable Non-Sublicensing Transaction (as defined in Section 1.17) is entered into in relation to Licensee’s cumulative expenditures (i.e., operating expenses) from inception and in relation to the Effective Date, as follows:

Date of Non-Sublicensing Transaction	TSRI Share of Non-Sublicensing Transaction Revenues
Prior to Licensee’s cumulative expenditures exceeding US$[…***…] and on or before […***…]	[…***…]%

Prior to Licensee’s cumulative expenditures exceeding US$[…***…] and after the […***…]	[…***…]%

At any time after the earlier of Licensee’s cumulative expenditures exceeding US$[…***…] and […***…]	[…***…]%

For clarity, TSRI shall not be entitled to any cash payment in respect of any Non-Sublicensing Transaction Revenues, and TSRI will receive its applicable share of Non-Sublicensing Transaction Revenues solely as a one-time issuance of shares of Preferred Stock or Common Stock, as applicable, on the Conversion Date as set forth above in this Section 4.3.

3. Amendment of Exhibit C of the Agreement. Exhibit C of the Agreement is hereby amended and replaced in its entirety with Exhibit C and Exhibit C-1 (the latter of which lists patent(s) and patent application(s) co-owned by TSRI and Licensee) attached hereto. All references to “Exhibit C” in the Agreement shall be deemed to refer to Exhibit C and Exhibit C-1, collectively.

4. Continuation of the Agreement. In all other respects the Agreement remains in full force and effect as originally executed and duly amended.

***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this First Amendment by their duly authorized representatives as of the date set forth above.

TSRI:	LICENSEE:

THE SCRIPPS RESEARCH INSTITUTE	SYNTHORX, INC.

By: /s/ Matthew Tremblay Name: Matthew Tremblay	By: /s/ Laura Shawver Name: Laura Shawver
Title: Chief Operating Officer	Title: President and CEO

EXHIBIT C

LICENSED PATENT RIGHTS

Title	Application No.	Country	Filing Date
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

EXHIBIT C-1

LICENSED PATENT RIGHTS

Title	Application No.	Country	Filing Date
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested